KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Brett D. Rogers, Julie P. Coleman, Marissa A. Johnson, Edward L. Paz, Jason T. Meix, Patrick W. D. Turley and Stephen T. Cohen his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements on Form N-1A and any and all other documents applicable to Brown Advisory Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
DATED this 16th day of May, 2023
/s/ Michael D. Hankin
Michael D. Hankin
Trustee

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Brett D. Rogers, Julie P. Coleman, Marissa A. Johnson, Edward L. Paz, Jason T. Meix, Patrick W. D. Turley and Stephen T. Cohen his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements on Form N-1A and any and all other documents applicable to Brown Advisory Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
DATED this 16th day of May, 2023
/s/ Henry H. Hopkins
Henry H. Hopkins
Trustee

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Brett D. Rogers, Julie P. Coleman, Marissa A. Johnson, Edward L. Paz, Jason T. Meix, Patrick W. D. Turley and Stephen T. Cohen her true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for her in her name, place and stead, to sign any and all Registration Statements on Form N-1A and any and all other documents applicable to Brown Advisory Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
DATED this 16th day of May, 2023
/s/ Kyle P. Legg
Kyle P. Legg
Trustee

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Brett D. Rogers, Julie P. Coleman, Marissa A. Johnson, Edward L. Paz, Jason T. Meix, Patrick W. D. Turley and Stephen T. Cohen his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements on Form N-1A and any and all other documents applicable to Brown Advisory Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
DATED this 16th day of May, 2023
/s/ Thomas F. O’Neil III
Thomas F. O’Neil III
Trustee and Chair of the Board

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Brett D. Rogers, Julie P. Coleman, Marissa A. Johnson, Edward L. Paz, Jason T. Meix, Patrick W. D. Turley and Stephen T. Cohen his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements on Form N-1A and any and all other documents applicable to Brown Advisory Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
DATED this 16th day of May, 2023
/s/ Neal F. Triplett
Neal F. Triplett
Trustee

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Brett D. Rogers, Julie P. Coleman, Marissa A. Johnson, Edward L. Paz, Jason T. Meix, Patrick W. D. Turley and Stephen T. Cohen her true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for her in her name, place and stead, to sign any and all Registration Statements on Form N-1A and any and all other documents applicable to Brown Advisory Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
DATED this 16th day of May, 2023
/s/ Georgette D. Kiser
Georgette D. Kiser
Trustee

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Brett D. Rogers, Julie P. Coleman, Marissa A. Johnson, Edward L. Paz, Jason T. Meix, Patrick W. D. Turley and Stephen T. Cohen her true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for her in her name, place and stead, to sign any and all Registration Statements on Form N-1A and any and all other documents applicable to Brown Advisory Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
DATED this 16th day of May, 2023
/s/ Margaret W. Adams
Margaret W. Adams
Trustee